RMB FUNDS

RMB Fund
RMBHX (Class A)
RMBJX (Class C)
RMBGX (Class I)
RMB Mendon Financial Services Fund
RMBKX (Class A)
RMBNX (Class C)
RMBLX (Class I)
RMB International Fund
RMBTX (Class I)
Investor Class – not available for purchase
RMB Japan Fund
RMBPX (Class I)
Investor Class – not available for purchase
RMB Small Cap Fund
RMBBX (Class I)
Investor Class – not available for purchase
RMB SMID Cap Fund
RMBMX (Class I)
Investor Class – not available for purchase

series of RMB Investors Trust (the “Trust”)
(each, a “Fund” and collectively, the “Funds”)

Supplement Dated January 2, 2024 to the Summary Prospectuses dated May 1, 2023

Notification of Adviser Merger

RMB Capital Management, LLC, the Funds’ investment adviser (“RMB”), has merged with Curi Wealth Management, LLC, effective January 1, 2024. RMB is the surviving entity of the merger with a new name, “Curi RMB Capital, LLC” (“Curi RMB” or the “Adviser”). Curi Capital, LLC owns a majority interest in the Adviser, and RMB Capital Holdings LLC, in which RMB’s partners hold equity, holds a minority stake in the Adviser. The merger has not and is not anticipated to result in any material change in the day-to-day management of the Funds.

In accordance with the foregoing, all references in the Fund’s Summary Prospectus to “RMB Capital Management, LLC (the “Adviser”)” are replaced with “Curi RMB Capital, LLC (the “Adviser”)”.

RMB Investors Trust
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603

Please retain this supplement with your Summary Prospectus for future reference.